Exhibit 32.1. Certification of Chief Executive Officer Pursuant to 18 U.S.C.
              Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act

             In connection with the quarterly report of Northway Financial, Inc. (the "Company") on Form 10-Q for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William J. Woodward, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:


             (1) The Report fully complies with the requirements of Section
                 13(a) or 15(d) of the Securities Exchange Act of 1934; and
             (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of
                 operations of the Company.

This certification is provided solely pursuant to 18 U.S.C. Section 1350 and
Item 601(b)(32) of Regulation S-K ("Item 601(b)(32)") promulgated under the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act"). In accordance with clause (ii) of Item 601(b)(32), this certification (A) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and (B) shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Date:    November 4, 2003      Name: /S/ William J. Woodward
         ----------------                -----------------------
                                         William J. Woodward
                                         President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.